                                Eaton Corporation
                         2003 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 23
                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated January 20, 2004 (except for the note titled "Two-for-One Stock Split", as to which the date is February 23, 2004), with respect to the consolidated financial statements of Eaton Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

Registration
Number       Description                                                  Filing Date
------------ -----------                                                  -----------
333-106764   Eaton Corporation - Form S-3 Registration
             Statement - $250,000,000 of Debt Securities,
             Debt Warrants, Preferred Shares and Common
             Shares                                                       July 2, 2003

333-105786   Eaton Corporation - Form S-3 Registration
             Statement - $47,850,000 of Common Shares                     June 3, 2003

333-104366   1996 Non-Employee Director Fee Deferral Plan -
             Form S-8 Registration Statement                              April 8, 2003

333-104367   Eaton Savings Plan - Form S-8 Registration
             Statement - 5,000,000 Shares                                 April 8, 2003

333-97365    Eaton Corporation Incentive Compensation
             Deferral Plan - Form S-8 Registration Statement              July 30, 2002

333-97373    Cutler-Hammer de Puerto Rico Inc. Retirement
             Savings Plan - Form S-8 Registration Statement               July 30, 2002

333-97371    Eaton Corporation 2002 Stock Plan - Form S-8
             Registration Statement                                       July 30, 2002

333-43876    Eaton Corporation 401(k) Savings Plan - Form
             S-8 Registration Statement - 500,000 Shares                  August 16, 2000

333-35946    Deferred Incentive Compensation Plan - Form
             S-8 Registration Statement - 375,000 Shares                  May 1, 2000

333-86389    Eaton Corporation Executive Strategic Incentive
             Plan - Form S-8 Registration Statement                       Sept. 2, 1999

333-77245    Eaton Corporation 401(k) Savings Plan -
             Form S-8 Registration Statement                              April 28, 1999

333-77243    Eaton Corporation Share Purchase and Investment
             Plan - Form S-8 Registration Statement                       April 28, 1999

333-74355    Eaton Corporation $1,400,000,000 of Debt
             Securities, Debt Warrants, Common Shares and
             Preferred Shares - Form S-3 Registration
             Statement (Including Post-Effective Amendment
             No. 1 filed on April 23, 1999 and Amendment
             No. 2 filed on May 11, 1999)                                 March 12, 1999

333-62375    Eaton Corporation 1998 Stock Plan -
             Form S-8 Registration Statement                              August 27, 1998

333-62373    Eaton Holding Limited U.K. Savings - Related
             Share Option Scheme [1998] - Form S-8
             Registration Statement                                       August 27, 1998

333-35697    Cutler-Hammer de Puerto Rico Company Retirement
             Savings Plan - Form S-8 Registration Statement               Sept. 16, 1997

333-28869    Eaton 401(k) Savings Plan and Trust -
             Form S-8 Registration Statement                              June 10, 1997

333-25693    Eaton Corporation Shareholder Dividend Reinvestment
             Plan - Form S-3 Registration Statement                       April 23, 1997

333-23539    Eaton Non-Employee Director Fee Deferral Plan  -
             Form S-8 Registration Statement                              March 18, 1997

333-22597    Eaton Incentive Compensation Deferral Plan -
             Form S-8 Registration Statement                              March 13, 1997

333-03599    Eaton Corporation Share Purchase and Investment
             Plan - Form S-8 Registration Statement                       May 13, 1996

333-01365    Eaton Corporation Incentive Compensation Deferral
             Plan - Form S-3 Registration Statement                       March 1, 1996

33-64201     Eaton Corporation $120,837,500 of Debt Securities
             and Debt Warrants - Form S-3 Registration
             Statement                                                    Nov. 14, 1995

33-60907     Eaton 1995 Stock Plan - Form S-8 Registration
             Statement                                                    July 7, 1995

33-52333     Eaton Corporation $600,000,000 of Debt Securities,
             Debt Warrants, Common Shares and Preferred Shares  -
             Form S-3 Registration Statement                              Feb. 18, 1994

33-49393&    Eaton Corporation Stock Option Plans - Form S-8
33-12842     Registration Statement                                       March 9, 1993

                                       /s/ Ernst & Young LLP
                                       ---------------------
Cleveland, Ohio
March 10, 2004